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                                EXHIBIT 10.22

                          REVOLVING PROMISSORY NOTE

                          REVOLVING PROMISSORY NOTE

$10,000,000                                                   Bethesda, Maryland
                                                              September 30, 1996

         FOR VALUE RECEIVED, MANUGISTICS GROUP, INC., a corporation organized under the laws of the State of Delaware, MANUGISTICS, INC., a corporation organized under the laws of the State of Delaware, THE ROVER TECHNOLOGY COMPANY, a corporation organized under the laws of the State of Delaware, MANUGISTICS FRANCE S.A., a corporation organized under the laws of France, MANUGISTICS, INC. FOREIGN SALES CORPORATION, a corporation organized under the laws of the United States Virgin Islands, MANUGISTICS U.K. LTD., a limited liability company incorporated under the laws of England and doing business under the name Manugistics Europe Ltd., MANUGISTICS CANADA LTD., a corporation organized under the laws of the Province of Ontario, Canada, MANUGISTICS (DEUTSCHLAND) GMBH, a limited liability company organized under the laws of the Federal Republic of Germany, MANUGISTICS EUROPEAN HOLDING COMPANY B.V. a limited liability company organized under the laws of The Netherlands, MANUGISTICS COLORADO, INC., a corporation organized under the laws of the State of Delaware (collectively, the "Borrowers" and each a "Borrower"), jointly and severally, promise to pay to the order of NATIONSBANK, N.A., a national banking association (the "Lender"), the principal sum of TEN MILLION DOLLARS ($10,000,000) (the "Principal Sum"), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

         1. INTEREST. Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the fluctuating prime rate of interest established and declared by the Lender from time to time (the "Prime Rate"); provided, however, upon election made by any of the Borrowers in writing delivered to the Lender not less than five (5) Business Days prior to the effective date of such election (an "Interest Rate Election"), interest on the outstanding Principal Sum shall accrue at a fixed rate equal to the London Interbank Offered Rate for three (3) or six (6) month U.S. Dollar deposits as quoted by the Lender as of 11:00 A.M. (Washington, D.C. time), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Lender from time to time ("LIBOR"), plus one hundred fifty (150) basis points (the "LIBOR Rate"). The length of the interest rate period shall be selected by the Borrowers in the Interest Rate Election.

         In respect to any Interest Rate Election hereunder and any transactions contemplated hereby, each of the Borrowers authorizes the Lender to accept, rely upon, act upon and comply with, any verbal or written instructions, requests, confirmations and orders of a Responsible Officer on behalf of the Borrowers. Each of the Borrowers acknowledges that the transmission between the Borrowers and the Lender of any such instructions, requests, confirmations and orders involves the possibility of errors, omissions, mistakes and discrepancies and agrees to adopt such internal measures and operational procedures to protect its interests. By reason
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thereof, each of the Borrowers hereby assumes all risk of loss and responsibility for, releases and discharges the Lender from any and all responsibility or liability for, and agree to indemnify, reimburse on demand and hold the Lender harmless from, any and all claims, actions, damages, losses, liability and expenses by reason of, arising out of or in any way connected with or related to, (i) the Lender's acceptance, reliance and actions upon, compliance with or observation of any such instructions, requests, confirmations or orders, and (ii) any such errors, omissions, mistakes and discrepancies, except those caused by the Lender's gross negligence or willful misconduct.

         The Prime Rate does not necessarily represent the lowest rate of interest charged by or the Lender to borrowers. On all sums accruing interest at the Prime Rate, the rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Prime Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed. No Interest Rate Election may be made for a period which would extend beyond the maturity of this Note. If no Interest Rate Election is made within five (5) days prior to the end of the then current interest period, the Principal Sum shall bear interest at the Prime Rate from and after such interest period or until another Interest Rate Election is made in accordance with the terms hereof.

         If, due to either: (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance by the Lender with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Lender of agreeing to make or making, funding or maintaining advances of all or a portion of the Principal Sum, then the Borrowers shall from time to time, upon demand by the Lender, pay to the Lender additional amounts to indemnify the Lender against any such increased costs. In the absence of manifest error, a certificate as to the amount of such increased costs submitted to the Borrowers by the Lender shall be conclusive. It shall be deemed, for purposes of computing any increased costs pursuant to this Section, that (i) the making and maintaining of advances of the Principal Sum which accrue interest at the LIBOR Rate have been made by the Lender from its offices in London, England and (ii) the funding of each advance of the Principal Sum by the Lender which accrues interest at the LIBOR Rate has been made through the London Interbank Market. Such additional cost shall be payable hereunder at the time and in the manner that interest is payable hereunder for such costs incurred since the last interest payment.

         The Borrowers shall also pay to the Lender at the time and in the manner that interest is payable hereunder for each advance which accrues interest at the LIBOR Rate, the cost since the last interest payment date, as determined in good faith by the Lender, of complying, in connection with such advance during such interest period, with any reserve, special deposit or similar requirement (including but not limited to reserve requirements under Federal Reserve Regulation D) imposed or deemed applicable against any assets held by or deposits or accounts in or with or credit extended by the Lender, or the office of the Lender in London, England, by any United States governmental authority charged with the administration of such requirements.





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Each notification as to the amount of such cost, delivered to the Borrowers by the Lender shall be conclusive as to the amount of such cost. It shall be deemed for purposes of computing cost pursuant to the above provision that the making and maintaining of each advance which accrues interest at the LIBOR Rate has been made by the Lender through its offices in London, England.

         The Borrowers shall also pay to the Lender during the time that the Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time), additional interest on the unpaid principal amount of each advance subject to the LIBOR Rate from the date of such advance until such principal amount is paid in full, payable on the last day of each interest period for such advance, at an interest rate per annum equal at all times during such interest period for such advance to the excess of (i) the rate obtained by dividing the LIBOR Rate for such interest period by a percentage equal to 100% minus the reserve percentage applicable during such interest period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or if more than one such percentage is so applicable, minus the daily average for such percentages for those days in such interest period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any marginal reserve requirement) for the Lender in respect of liabilities or assets consisting of or including Eurocurrency liabilities over (ii) the LIBOR Rate for such interest period.

         2. PAYMENTS AND MATURITY. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

                 (a) Interest only on the unpaid Principal Sum shall be due and payable monthly, commencing October 1, 1996, and on the first day of each month thereafter to maturity; and

                 (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on September 30, 1997.

         The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

         3. PREPAYMENT. This Note may be voluntarily prepaid at any time without premium or penalty, provided that the Borrowers shall jointly and severally reimburse the Lender, for any Funding Losses occasioned by the prepayment of the Principal Sum bearing interest at the LIBOR Rate. For purposes hereof, "Funding Losses" shall mean the Lender's "make whole" cost of re-employing funds (i.e. yield maintenance) and their costs of reversing or covering any interest rate hedging or swap agreements (but excluding any administrative fees, penalties or personnel costs), incurred or expected to be incurred by the Lender in connection with (a) any





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prepayment whether voluntary or involuntary of all or any portion of the
Principal Sum and (b) the conversion (for any reason whatsoever, whether voluntary or involuntary) of a LIBOR Rate advance to an interest rate based on the Prime Rate on a date other than the last day of the applicable interest period of such LIBOR Rate.

         4. DEFAULT INTEREST. Upon the occurrence of a Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at the Post-Default Rate (as defined in the Financing Agreement) until such Default is cured.

         5. LATE CHARGES. If the Borrowers shall fail to make any payment under the terms of this Note within fifteen (15) days after the date such payment is due, the Borrowers jointly and severally shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

         6. APPLICATION AND PLACE OF PAYMENTS. All payments made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of any Enforcement Costs (as defined in the Financing Agreement), third to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of a Business Day for the account of the Lender at the Lender's office described in Section 7.3 of the Financing Agreement, or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers.

         7. FINANCING AGREEMENT AND OTHER FINANCING DOCUMENTS. This Note is the "Note" described in a certain Financing Agreement of even date herewith by and among the Borrowers and the Lender (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrowers and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note and/or the Financing Agreement. All defined terms used in this Note and not defined herein shall have the meanings set forth in the Financing Agreement.

         8. DEFAULTS. The occurrence of any one or more of the following events shall constitute an event of default (individually, a "Default" and collectively, the "Defaults") under the terms of this Note:

                 (a) The failure of any of the Borrowers to pay to the Lender when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or





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                 (b)      The occurrence of a Default (as defined therein)
under the terms and conditions of any of the other Financing Documents.

         9. REMEDIES. Upon the occurrence of a Default, at the option of the Lender, all amounts payable by any or all of the Borrowers to the Lender under the terms of this Note shall immediately become due and payable jointly and severally by the Borrowers to the Lender without notice to any or all of the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. Each of the Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended or postponed from time to time without in any way affecting the liability of any or all of the Borrowers, endorsers or guarantors, and each of the Borrowers hereby waive all suretyship defenses and defenses in the nature thereof which may arise out of any and all extensions or postponements of the time of payment or any other indulgence, and/or to the addition or release of any other party or person primarily or secondarily liable.

         Until such time as the Lender is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Lender have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, no Borrower shall have any right of subrogation (whether contractual, arising under the Bankruptcy Code or otherwise), reimbursement or contribution from any Borrower or any guarantor, nor any right of recourse to its security for any of the debts and obligations of any Borrower which are the subject of this Note. Except as otherwise expressly permitted by the Financing Agreement, any and all present and future debts and obligations of any Borrower to any other Borrower are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Lender under this Note and the Financing Agreement and the Financing Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof. The definition of the payments of debts and obligations by Manugistics U.K. Ltd to any other Borrower shall not be so subordinated, provided that Manugistics U.K. Ltd. shall not make any payment of such debts or obligations without the prior written consent of the Lender, except for the payment of royalties to another Borrower arising from Manugistics U.K. Ltd.'s grant of licenses to customers of software owned by such Borrower.

         Each Borrower further agrees that, if any payment made by any Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Lender to





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
any Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

         The JOINT AND SEVERAL obligations of each Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Financing Agreement and the Financing Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

         10. EXPENSES. The Borrowers, jointly and severally, promise to pay to the Lender on demand all reasonable costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.

         11. NOTICES. Any notice, request, or demand to or upon the Borrowers, the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 7.3 of the Financing Agreement.

         12. MISCELLANEOUS. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare a Default for the failure to effect such prompt





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
payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

         13. PARTIAL INVALIDITY. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         14. CAPTIONS. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         15. APPLICABLE LAW. EACH OF THE BORROWERS ACKNOWLEDGES AND AGREES THAT THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MARYLAND, EVEN THOUGH FOR THE CONVENIENCE AND AT THE REQUEST OF THE BORROWERS, THIS NOTE MAY BE EXECUTED ELSEWHERE.

         16. CONSENT TO JURISDICTION. Each of the Borrowers irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. Each of the Borrowers irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which the Borrowers are subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrowers as provided in this Note or as otherwise permitted by applicable law.

         17. SERVICE OF PROCESS. Each of the Borrowers hereby irrevocably designates and appoints Peter Q. Repetti, c/o Manugistics, Inc., 2115 East Jefferson Street, Rockville, Maryland 20852, as its authorized agent to receive on its behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Note in any state or federal court sitting in the State of Maryland. If such agent shall cease so to act, the Borrowers shall irrevocably designate and appoint without delay another such agent in the State of Maryland satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

         Each of the Borrowers hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrowers and (ii) serving a copy





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thereof upon the agent hereinabove designated and appointed by the Borrowers as the Borrowers' agent for service of process. The Borrowers irrevocably agree that such service shall be deemed in every respect effective service of process upon the Borrowers in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrowers. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Borrowers in the courts of any jurisdiction or jurisdictions.

         18. WAIVER OF TRIAL BY JURY. EACH OF THE BORROWERS HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWERS, OR ANY OF THEM, THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

         THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWERS, AND THE BORROWERS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWERS FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         19. Interest Rate Not to Exceed Applicable Laws. The interest rate or rates required by this Note, the Financing Agreement or any of the other Financing Documents shall not exceed the maximum rate permissible under applicable laws, and any amounts paid in excess of such rate or rates shall be applied to reduce the unpaid balance of the Principal Sum or shall be refunded to the Borrowers at the option of the Lender.

         20.   Joint and Several Liability.   The Borrowers each shall be
jointly and severally liable of the payment of the Obligations as and when due and payable in accordance with the provisions of this Note, the Financing Agreement and the other Financing Documents. The Term "Borrowers" when used in this Note shall include all of the Borrowers, individually and jointly, and the Lender may (without notice to or consent of any or all of the Borrowers and with or without consideration) release, compromise, settle with, proceed against any or all of the Borrowers without affecting, impairing, lessening or releasing the obligations of any of the other Borrowers hereunder.





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
         IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by their duly authorized officers as of the date first written above.

WITNESS OR ATTEST:                         MANUGISTICS GROUP, INC.


/s/ DANIEL A. PLISKIN                      By:   /s/ WILLIAM M. GIBSON  (SEAL)
------------------------------                --------------------------
                                           Name:  William M. Gibson
                                                ------------------------
                                           Title: President, CEO, Chairman
                                                 -----------------------


WITNESS OR ATTEST:                         MANUGISTICS, INC.

/s/ DANIEL A. PLISKIN                      By:   /s/ WILLIAM M. GIBSON  (SEAL)
------------------------------                --------------------------
                                           Name:  William M. Gibson
                                                ------------------------
                                           Title: President, CEO, Chairman
                                                 -----------------------


WITNESS OR ATTEST:                         THE ROVER TECHNOLOGY COMPANY


/s/ DANIEL A. PLISKIN                      By:   /s/ WILLIAM M. GIBSON  (SEAL)
------------------------------                --------------------------
                                           Name:  William M. Gibson
                                                ------------------------
                                           Title: Chairman, CEO
                                                 -----------------------

WITNESS OR ATTEST:                         MANUGISTICS FRANCE S.A.


/s/ DANIEL A. PLISKIN                      By:   /s/ WILLIAM M. GIBSON  (SEAL)
------------------------------                --------------------------
                                           Name:  William M. Gibson
                                                ------------------------
                                           Title: Director
                                                 -----------------------

WITNESS OR ATTEST:                         MANUGISTICS, INC. FOREIGN SALES
                                           CORPORATION


/s/ DANIEL A. PLISKIN                      By:   /s/ WILLIAM M. GIBSON  (SEAL)
------------------------------                --------------------------
                                           Name:  William M. Gibson
                                                ------------------------
                                           Title: President, Director
                                                 -----------------------





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
WITNESS OR ATTEST:                         MANUGISTICS U.K. LTD.


/s/ DANIEL A. PLISKIN                      By:   /s/ WILLIAM M. GIBSON  (SEAL)
------------------------------                --------------------------
                                           Name:  William M. Gibson
                                                ------------------------
                                           Title: President, Director
                                                 -----------------------

WITNESS OR ATTEST:                         MANUGISTICS CANADA LTD.


/s/ DANIEL A. PLISKIN                      By:   /s/ WILLIAM M. GIBSON  (SEAL)
------------------------------                --------------------------
                                           Name:  William M. Gibson
                                                ------------------------
                                           Title: President, Director
                                                 -----------------------

WITNESS OR ATTEST:                         MANUGISTICS (DEUTSCHLAND) GmbH


/s/ DANIEL A. PLISKIN                      By:   /s/ WILLIAM M. GIBSON  (SEAL)
------------------------------                --------------------------
                                           Name:  William M. Gibson
                                                ------------------------
                                           Title: Managing Director
                                                 -----------------------

WITNESS OR ATTEST:                         MANUGISTICS EUROPEAN HOLDING COMPANY
                                           B.V.


/s/ DANIEL A. PLISKIN                      By:   /s/ WILLIAM M. GIBSON  (SEAL)
------------------------------                --------------------------
                                           Name:  William M. Gibson
                                                ------------------------
                                           Title: Managing Director
                                                 -----------------------

WITNESS OR ATTEST:                         MANUGISTICS COLORADO, INC.


/s/ DANIEL A. PLISKIN                      By:   /s/ WILLIAM M. GIBSON  (SEAL)
------------------------------                --------------------------
                                           Name:  William M. Gibson
                                                ------------------------
                                           Title: President, Director
                                                 -----------------------





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